SEQUOIA FUND, INC.

Ticker: SEQUX

Supplement dated March 9, 2026 to the Prospectus, Summary Prospectus and Statement of Additional Information dated May 1, 2025

At a meeting held on March 6, 2026, the Board of Directors of Sequoia Fund (the “Board”) approved the Reorganization (as defined below) of Sequoia Fund into an ETF. Subject to stockholder approval, Sequoia Fund will be reorganized into a newly-established ETF, Sequoia ETF (the “ETF”) (ticker: SEQ), which is a series of the Northern Lights Fund Trust II (the “Reorganization”). The ETF is managed by Ruane Cunniff L.P. (the “Adviser”) and has the same investment objectives, investment strategies, fundamental investment restrictions and portfolio management team and substantially similar investment risks as Sequoia Fund.

The Board has determined that the Reorganization is in the best interests of Sequoia Fund and will not result in the dilution of the interests of existing stockholders of Sequoia Fund. The ETF structure is expected to offer improved tax efficiency, greater trading flexibility, and increased transparency of portfolio holdings. There are also certain risks, costs and other considerations associated with the Reorganization, including the risk that shares of the ETF trade in the secondary market at prices that may differ from the NAV, that stockholders of the ETF may be charged fees and commissions by their brokers when transacting in ETF shares, that certain account types generally cannot hold shares of ETFs, and certain other risks associated with ETF shares. The Board believes, however, that the benefits of the Reorganization substantially outweigh the risks, costs and other considerations.

The Reorganization will be presented to stockholders of Sequoia Fund at a special meeting of stockholders, which is scheduled to be held on or about July 27, 2026. In the coming weeks, stockholders of record of Sequoia Fund will receive a Combined Proxy Statement/Prospectus describing the proposed Reorganization and setting forth the details of the special meeting of stockholders. The Combined Proxy Statement/Prospectus is expected to include information describing the similarities and differences between the ETF and Sequoia Fund (including their fees and expenses and form of organization), the structure and operations of ETFs, the terms and conditions of the Agreement and Plan of Reorganization (the “Plan”), the factors considered by the Board in approving the Reorganization, the anticipated tax-free treatment of the Reorganization, and voting instructions, along with a proxy card.

If the Reorganization is approved by stockholders and subject to the satisfaction of certain closing conditions set forth in the Plan, the Reorganization is currently expected to close on or about September 14, 2026. Upon closing, stockholders who hold their Sequoia Fund shares in a brokerage account eligible to hold ETF shares (a “Qualifying Brokerage Account,” as further explained in the Q&A) will receive ETF shares having an aggregate net asset value equal to the aggregate net asset value of their Sequoia Fund shares held immediately prior to the Reorganization, plus any cash in lieu of fractional shares, if applicable. As a result, such stockholders will become stockholders of the ETF and will no longer be stockholders of Sequoia Fund. Sequoia Fund will then be dissolved.

The proposed Reorganization is expected to qualify as a tax-free transaction for U.S. federal income tax purposes. However, because ETF shares are not issued in fractional shares, stockholders who hold fractional shares of Sequoia Fund may have such fractional shares redeemed in cash at net asset value immediately prior to the Reorganization. Any such cash payment may be treated as a taxable transaction for U.S. federal income tax purposes.

If stockholders approve the Reorganization, there are several operational and other steps that must occur to implement the Reorganization for Sequoia Fund and its stockholders. More information about these matters is set forth below. Importantly, as noted above, stockholders must have a Qualifying Brokerage Account.

➢	Realized Capital Gain and Dividend Distribution

Sequoia Fund expects to make its last capital gain distribution on or about September 4, 2026, before the closing of the Reorganization.

➢	Transferring Sequoia Fund Shares to a Brokerage Account
To receive ETF shares in the Reorganization, you must hold your Sequoia Fund shares in a Qualifying Brokerage Account. If you already hold your Sequoia Fund shares in a brokerage account that can hold ETF shares, no action is necessary. If your Sequoia Fund shares are not held in a Qualifying Brokerage Account before the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares are not transferred into a Qualifying Brokerage Account within a year, your ETF shares may be liquidated. This type of liquidation will result in a cash payment to you, which could be taxable to you if the shares are held in a taxable account.

Please see the Q&A that follows for additional information on different types of accounts that may not be able to hold ETF shares, as well as instructions describing how to transfer your Sequoia Fund shares to a Qualifying Brokerage Account that can receive ETF shares in the Reorganization.

➢	Suspension of Purchases and Redemptions

In anticipation of the closing of the Reorganization, the final date to purchase or redeem Sequoia Fund shares will be on or about August 29, 2026. As of that date, Sequoia Fund will no longer be able to open stockholder accounts directly through its transfer agent, SS&C GIDS, Inc. Any investor seeking to invest in Sequoia Fund after that date must open a brokerage account through a financial intermediary.

➢	More Information about Trading an ETF

There are some differences between transacting in Sequoia Fund shares and transacting in ETF shares. After the Reorganization, ETF shares may only be traded through a brokerage account, and transactions will be executed on an exchange at prevailing market prices. Because ETF shares will trade at market prices rather than at NAV, ETF shares may trade at a price less than (discount) or greater than (premium) the portfolio’s net asset value. As with all ETFs, your brokerage platform may charge a commission for purchase and sales transactions.

➢	Unitary Fee Structure

The ETF operates under a unitary fee structure, which differs from Sequoia Fund’s current expense structure comprised of the advisory fee of 1.00% and other operating expenses. Under the unitary fee arrangement, the ETF pays the Adviser a single, fixed annual fee based on a percentage of the ETF’s average daily net assets. From this unitary fee, the Adviser pays all the ETF’s routine operating costs, including administration, custody, transfer agency, legal, audit, and other ordinary expenses. The ETF is not charged separately for these services. The ETF pays certain other expenses not covered by the unitary fee, including interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, accrued deferred tax liability, and extraordinary expenses. The ETF does not make payments under the Rule 12b-1 Plan, but may do so in the future subject to board approval of any payments.

IMPORTANT NOTICE ABOUT YOUR SEQUOIA FUND ACCOUNT

QUESTIONS AND ANSWERS

The following Q&A provides information to help you determine if you need to take action with respect to your Sequoia Fund shares prior to the Reorganization to permit you to receive ETF shares in the Reorganization.

Q.	What types of accounts can receive ETF shares in the Reorganization?
A.	If you hold your Sequoia Fund shares in a brokerage account that permits you to purchase securities traded on an exchange, such as ETFs or other types of stock, then you will not need to take any action with respect to your account to receive ETF shares.

Unlike Sequoia Fund shares, which may be held directly with Sequoia Fund’s transfer agent and are traded at net asset value once per day, ETF shares trade throughout the day on national securities exchanges and must be held through a brokerage account. As a result, you must hold your Sequoia Fund shares in a Qualifying Brokerage Account in order to receive ETF shares in the Reorganization.

Q.	What types of accounts cannot receive ETF shares in the Reorganization? And, what will happen if I do not have a brokerage account that can accept ETF shares at the time of the Reorganization?
A.	The following account types cannot hold ETF shares:
•	Direct Taxable Accounts – If you hold your Sequoia Fund shares in an account directly at Sequoia Fund’s transfer agent, (a “direct account”), you should transfer your Sequoia Fund shares to a brokerage account that can accept ETF shares. If you do not make this change prior to the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares are not transferred into a Qualifying Brokerage Account within a year of the Reorganization date, your ETF shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. If your shares are held in a taxable account, this cash payment could result in a taxable gain or loss for you. You should consult a tax advisor to understand the specific tax consequences based on your individual circumstances.

•	Non-Accommodating Brokerage Accounts – If you hold your Sequoia Fund shares in a brokerage account with a financial intermediary that only allows you to hold shares of Sequoia Fund or other mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If you do not make this change prior to the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares are not transferred into a Qualifying Brokerage Account within a year of the Reorganization date, your ETF shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. If your shares are held in a taxable account, this cash payment could result in a taxable gain or loss for you. Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

•	Non-Accommodating Retirement Accounts – If you hold your Sequoia Fund shares in an IRA or group retirement plan where the plan sponsor does not have the ability to hold ETF shares, you may need to redeem your shares or, if applicable, your financial intermediary may transfer your investment in Sequoia Fund to a different investment option prior to the Reorganization. If you do not make this change prior to the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares are not transferred into a Qualifying Brokerage Account within a year of the Reorganization date, your ETF shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to the stockholder and may result in a distribution from the IRA or group retirement plan. A distribution of cash proceeds under these circumstances could result in a penalty for an early distribution from a tax-preferred retirement account. Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

•	Direct IRA – If you hold your Sequoia Fund shares through a direct IRA with UMB Bank, N.A. as Custodian and do not take action to transfer your Sequoia Fund shares to a brokerage account that can accept ETF shares prior to the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares are not transferred into a Qualifying Brokerage Account within a year of the Reorganization date, your ETF shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to the stockholder and may result in a distribution from the IRA. A distribution of cash proceeds under these circumstances could result in a penalty for an early distribution from a tax-preferred retirement account. Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

If you are unsure about the ability of your account to accept ETF shares, contact your financial intermediary.

Q.	How do I transfer my Sequoia Fund shares from a direct account to a Qualifying Brokerage Account that will accept ETF shares?

This step is only required if you hold your Sequoia Fund shares in an account directly with Sequoia Fund’s transfer agent. If you already hold your shares in a brokerage account that allows you to hold ETF shares, you need not consider the following.

A.	To transfer your Sequoia Fund shares from a direct account at Sequoia Fund’s transfer agent to a brokerage account, contact your financial intermediary and inform them that you would like to transfer your Sequoia Fund shares held directly with Sequoia Fund into your brokerage account. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account. The transfer process is expected to be straightforward.

We suggest you provide your financial intermediary with a copy of your Sequoia Fund statement containing your Sequoia Fund account number. Your financial intermediary will help you complete a form to initiate the transfer. Once you sign this form, your financial intermediary will submit the form to the transfer agent directly and the shares will be transferred into your brokerage account.

The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at 833-303-5010.

Q.	How do I transfer my Sequoia Fund shares from a non-accommodating brokerage account to a Qualifying Brokerage Account?
A.	If you hold your Sequoia Fund shares in a brokerage account at a financial intermediary that only allows you to hold Sequoia Fund shares in the account (and no other types of investments), you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares.

Q.        What if I do not want to own ETF shares?

A.	If you do not want to receive ETF shares in the Reorganization, you can redeem your Sequoia Fund shares. Prior to doing so, however, you should consider the tax consequences associated with such action. Redemption of Sequoia Fund shares prior to the Reorganization may constitute a taxable transaction for you if you hold those shares in a taxable account. The last date to redeem shares prior to the Reorganization is currently expected to be August 29, 2026. This date is subject to change if the closing date is adjusted. Stockholders should monitor changes to the Reorganization closing date by checking for updates at www.sequoiafund.com.

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In connection with the Reorganization, a Combined Proxy Statement/Prospectus included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be amended or withdrawn and the Combined Proxy Statement/Prospectus will not be distributed to stockholders of Sequoia Fund unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. Free copies of the materials will be available on the SEC’s website at www.sec.gov. A paper copy of these materials can be obtained at no charge by calling 833-303-5010.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Stockholders should retain this Supplement for future reference.